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                                                                    EXHIBIT 23.1










                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8 No.33-25845) pertaining to the CARBO Ceramics Inc. 1996 Stock Option Plan for Key Employees of our report dated January 28, 2000 with respect to the consolidated financial statements of CARBO Ceramics Inc. included in the Annual Report on Form 10-K for the year ended December 31, 1999.



                                                       ERNST & YOUNG LLP

New Orleans, Louisiana
March 2, 2000